                                THE PILLAR FUNDS
                   U.S. Treasury Securities Money Market Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the U.S. Treasury Securities Money Market Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the U.S. Treasury Securities Money Market Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                       Prime Obligation Money Market Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Prime Obligation Money Market Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the Prime Obligation Money Market Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                          Tax-Exempt Money Market Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Tax-Exempt Money Market Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the Tax-Exempt Money Market Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                           Short-Term Investment Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Short-Term Investment Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the Short-Term Investment Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                               Fixed Income Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Fixed Income Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the Fixed Income Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                      New Jersey Municipal Securities Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the New Jersey Municipal Securities Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the New Jersey Municipal Securities Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                  Intermediate-Term Government Securities Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Intermediate-Term Government Securities Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the Intermediate-Term Government Securities Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                               Equity Value Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Equity Value Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the Equity Value Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                               Equity Income Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Equity Income Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the Equity Income Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                               Mid Cap Value Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Mid Cap Value Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the Mid Cap Value Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                              Balanced Growth Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Balanced Growth Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the Balanced Growth Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                     Pennsylvania Municipal Securities Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Pennsylvania Municipal Securities Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the Pennsylvania Municipal Securities Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                                   GNMA Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the GNMA Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the GNMA Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                U.S. Treasury Securities Plus Money Market Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the U.S. Treasury Securities Plus Money Market Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

1. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the U.S. Treasury Securities Plus Money Market Fund, and to approve the New Investment Advisory Agreement between the Trust and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated: _____________1996

                                   _____________________________________________
                                            Signature of Shareholder


                                   _____________________________________________
                                            Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                               THE PILLAR FUNDS

                           International Growth Fund
                        Special Meeting of Shareholders

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE SPECIAL MEETING OF SHAREHOLDERS, MARCH 1, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) David G. Lee and Kathryn L. Stanton as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the International Growth Fund (the "Fund") of The Pillar Funds (the "Trust") to be held in the offices of SEI Financial Management Corporation, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Friday, March 1, 1996, at 3:30 p.m., Eastern time, and any adjournments or postponements thereof (the "Meeting"), all shares of beneficial interest of said Fund, that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

2. To approve the continuation of United Jersey Bank, either under its current name or under the new name of "Summit Bank", as investment advisor to the International Growth Fund, and to approve the New Investment Advisory Agreement between the Trust, on behalf of the International Growth Fund, and United Jersey Bank.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

3. To approve the continuation of Wellington Management Company as an investment sub-advisor to the International Growth Fund, and to approve the New Investment Sub-Advisory Agreement among United Jersey Bank, either under its current name or under the new name of "Summit Bank," Wellington Management Company and the Trust relating to the International Growth Fund.

          _____  FOR           _____  AGAINST           _____  ABSTAIN

This proxy will, when properly executed, be voted as directed herein by the signing Shareholder(s). If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appears on this proxy. If the Shares are held jointly, each holder should sign this proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Dated: _____________1996

                                          ______________________________________
                                          Signature of Shareholder


                                          ______________________________________
                                          Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.